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                                   EXHIBIT 1

                            JOINT FILING AGREEMENT

     Pursuant to Rule 13d-1(k), the undersigned hereby execute this Joint Filing Agreement with respect to filing of a Schedule 13D (Amendment No. 2) with respect to North American Gaming and Entertainment Corporation, and declare that such statement is filed on behalf of each of the undersigned.

Dated: September 28, 1998           INTERNATIONAL TOURS, INC.

                                    By:   /s/ Ronald D. Blaylock
                                        ----------------------------------------
                                              Ronald D. Blaylock, President

Dated: September 28, 1998           IT FINANCIAL CORPORATION

                                    By:   /s/ Ronald D. Blaylock
                                        ----------------------------------------
                                              Ronald D. Blaylock, President

Dated: September 28, 1998           HAWES PARTNERS


                                    By:   /s/ Ronald D. Blaylock
                                        ----------------------------------------
                                              Ronald D. Blaylock, General
                                              Partner


                                    By:   /s/ Edwin Hugh Hawes, II
                                        ----------------------------------------
                                              Edwin Hugh Hawes, II, General
                                              Partner


                                    By:   /s/ A. Keith Weber
                                        ----------------------------------------
                                              A. Keith Weber, General
                                              Partner


Dated: September 28, 1998             /s/ Edwin Hugh Hawes, II
                                    --------------------------------------------
                                          EDWIN HUGH HAWES, II, Individually


Dated: September 29, 1998             /s/ A. Keith Weber
                                    --------------------------------------------
                                          A. KEITH WEBER, Individually


Dated: September 29, 1998             /s/ Ronald D. Blaylock
                                    --------------------------------------------
                                          RONALD D. BLAYLOCK, Individually